Exhibit 10.8

AMENDMENT THREE

To

LIMITED EXCLUSIVE

PATENT LICENSE AGREEMENT

For

DIAGNOSTIC KIOSK

For Food Safety, Water Quality Monitoring, and
Human/Veterinary Clinical Diagnostics

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

BIONOMICS DIAGNOSTICS, INC.,

a wholly-owned subsidiary of LexaGene Holdings, Inc.

LLNL Case No. TL02679.3

Lawrence Livermore National Laboratory
Innovation and Partnerships Office
P.O. Box 808, L-795, Livermore, CA 94551

September 14, 2017

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Three

AMENDMENT THREE

September 14, 2017

to

License Agreement - LLNL Case Number TL02679.0

for Diagnostic Kiosk

between Bionomics Diagnostics, Inc. and Lawrence Livermore National Security, LLC

effective June 22, 2015

This Amendment Three to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and Bionomics Diagnostics, Inc. (“LICENSEE”) is effective as of the date of execution of this Amendment by the last signing Party. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Amendment Three will modify Article 17 (INSURANCE), Paragraph 17.2 to remove product liability insurance requirement. All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, LLNS and LICENSEE hereby amend the License Agreement as follows:

1.	ARTICLE 17 (INSURANCE)

Delete Paragraph 17.2 in its entirety and replace with the following:

17.2	Prior to obtaining the appropriate government regulatory approvals, LICENSEE may obtain insurance coverage at lower levels, but the initial minimum levels must be as follows:

17.2.1	Each occurrence coverage of not less than Five Hundred Thousand Dollars ($500,000); and

17.2.2	Personal and Advertising Injury: Coverage of not less than Five Hundred Thousand Dollars ($500,000); and

17.2.3	General Aggregate (Commercial Form only): Coverage of not less than One Million Dollars ($1,000,000).

17GM0914	2	TL02679.3 Amendment Three

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Three

LLNS and LICENSEE execute this Amendment, in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.

BIONOMICS DIAGNOSTICS, INC., a wholly-owned subsidiary of LexaGene Holdings, Inc		LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY

By:	/s/ John Regan	By:	/s/ Richard Rankin
Name:	John Regan	Name:	Richard A. Rankin
Title:	CEO	Title:	Director, Innovation and Partnerships Office
Date Signed:	9/14/2017	Date Signed:	09/15/2017

17GM0914	3	TL02679.3 Amendment Three